FORM 8-K

           SECURITIES AND EXCHANGE COMMISSION
                  Washington D.C. 20549

                     CURRENT REPORT
            Pursuant to Rule 13 or 15d-16 of
           the Securities Exchange Act of 1934

              For the Coupon Period ending
                 September 05, 2002

     Westpac Securitisation Management Pty Limited,
            in its capacity as trust manager
             of the Series 2002-1G WST Trust



New South Wales           333-32944        98-0181944
---------------           ---------        ----------
State of Incorporation    Commission File  IRS Employer No.
                          Number


 Level 25, 60 Martin Place, Sydney, NSW 2000, Australia
        (Address of principal executive offices)

      Registrant's telephone number

      +612 9229 8131


NOTEHOLDERS REPORT - SERIES 2002-1G WST TRUST

Date of Report - Determination Date  29-Aug-02

Housing Loan Collection Period       21-May-02  to  20-Aug-02
                                    (inclusive)     (inclusive)

Days in Collection Period            92

Coupon Period - Class A              05-Jun-02   to  05-Sep-02
                                     (inclusive)     (exclusive)

Days in Coupon Period - Class A      92

Coupon Period - Class B              05-Jun-02   to  05-Sep-02
                                     (inclusive)     (exclusive)

Days in Coupon Period - Class B      92

3 month BBSW at beginning of coupon period        5.0967%
3 Month USD-LIBOR                                 1.8975%

Foreign Exchange Rate   0.5201

Available Income                            31,889,944.81
Total Available Funds                       31,889,944.81
Accrued Interest Adjustment                          0.00
Redraws Made This Period                    80,567,510.68
Redraw Shortfall                                     0.00
Redraw Facility Draw                                 0.00
RFS Issued This Period                               0.00
Trust Expenses                               1,471,012.25
Total Payments                              28,489,720.02
Payment Shortfall                                    0.00
Principal Draw This Period                           0.00
Total Principal Draws Outstanding            6,906,978.64
Gross Principal Collections                312,749,140.40
Principal Collections                      232,181,629.72
Excess Available Income                      3,400,224.79
Excess Collections Distribution                      0.00
Liquidity Shortfall                                  0.00
Liquidity Net Draw / (Repayment) this period         0.00
Remaining Liquidity Shortfall                        0.00
Liquidation Loss                                     8.00
Principal Charge Offs                                0.00
Prepayment Benefit Shortfall                         0.00
Average Daily Balance for Qtr            1,815,349,369.08
Subordinated Percentage                           1.2635%
Initial Subordinated Percentage                   1.1517%
Average Quarterly Percentage                      0.0000%

               Principal/100,000     Coupon/100,000
Class A         10,820.5794             470.1700  usd
Class B              0.0000             140.5634 (per 10,000)aud

Stated Amount - AUD Equivalent       Percentage   Forex Percentage
Class A    1,686,518,452.95          98.56858%     1.00000
Class B       25,000,000.00           1.43142%
RFS                    0.00                        0.00000
           1,711,518,452.95         100.00000%   100.00000%

Stated Amount - USD                  Bond Factor
Class A       877,158,247.38          0.7859841
Class B        13,002,500.00          1.0000000
RFS                     0.00          0.00
              890,160,747.38

Chargeoffs     0.00           Carryover ChargeOffs      0.00


                                $A

Scheduled principal        $ 11,676,334
Unscheduled principal      $220,505,296
Principal Collections      $232,181,630




Fixed Interest Rate Housing Loan               $  153,837,988
Variable Rate Housing Loans                    $1,550,773,487
                                               $1,704,611,474


                    DELINQUENCY STATISTICS

                 Collection Period Ended:   20 Aug 2002

               Number    Current   Instalment     % by      % by
              of Loans   Balance     Amount $    Number   Balance

 Current        13,816  1,623,449,892 12,755,712  95.53%   95.24%
 1 - 29 Days       560     70,343,955    490,508   3.87%    4.13%
 30 - 59 Days       61      7,482,933     49,383   0.42%    0.44%
 60 - 89 Days       15      1,853,566     12,347   0.10%    0.11%
 90 - 119 Days       7        808,106      5,254   0.05%    0.05%
 120 - 149 Days      2        348,589      2,231   0.01%    0.02%
 150 - 179 Days      2        324,434      2,263   0.01%    0.02%
 180+ Days           0              0          0   0.00%    0.00%

  TOTAL         14,463  1,704,611,474 13,317,697 100.00%  100.00%


                       SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Series 2002-1G WST Trust, by the undersigned, thereunto duly authorized.

                              Westpac Securitisation
                              Management Pty Limited, as
                              Trust Manager for the
                              Series 2002-1G WST
                              Trust,(Registrant)

Dated: 05 September, 2002
By:    /s/ Cameron Kelly

Name:    Cameron Kelly


Title: Trust Manager